HIGHLAND ALL CAP EQUITY VALUE FUND
AN INVESTMENT PORTFOLIO OF HIGHLAND FUNDS I
Supplement dated May 6, 2010
To Class A and C Shares Prospectus dated March 31, 2010

Sales Charges
Effective immediately, footnotes * and ** to the table labeled “Highland All Cap Equity Value Fund” in the section “Shareowner Guide — How to Invest in the Highland Funds — Class A Shares” on pages 19-20 of the Prospectus and the paragraph following such footnotes are hereby amended and restated in their entirety as follows:

*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

Amount Purchased	Commission
Less than $3 million	0.50%
$3 million to less than $5 million	0.40%
$5 million to less than $25 million	0.25%
$25 million or more	0.12%
[paragraph removed in its entirety]
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE